EXHIBIT  23.2          CONSENT  OF  PERRELLA  &  ASSOCIATES,  P.A.



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated March 14, 2003 relating to the financial statements of Hairmax International Corp. (Formerly:
National Beauty Corp.) in the S-8 registration statement dated December 1, 2003 and to the reference to our firm under Item 13. "Experts."


/s/ Perrella & Associates, P.A.
-------------------------------
Perrella & Associates, P.A.
Pompano Beach, Florida
December 1, 2003